Vision Large Cap Growth Fund

CLASS A SHARES
CLASS B SHARES

(A Portfolio of Vision Group of Funds, Inc.)

SUPPLEMENT TO PROSPECTUS DATED MARCH 13, 2000

Please replace the "Fees and Expenses" table on page 2 of your Prospectus with the following "Fees and Expenses" table. This revised table reflects the fact that the Fund is not accruing any expenses for the fiscal year ending April 30, 2000 and also the change in estimated annual fund operating expenses and the elimination of certain waivers for the fiscal year ending April 30, 2001.

April 14, 2000

Cusip 92830F851
Cusip 92830F844
25371 (4/00)

[RECYCLED LOGO APPEARS HERE]

What are the Fund's Fees and Expenses?

VISION LARGE CAP GROWTH FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and Class B Shares of the Fund.

Shareholder Fees	Class A Shares	Class B Shares
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price).	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waiver and Reimbursement)[1]
Expenses That are Deducted From Fund Assets (as a percentage of projected average net assets)
Management Fee[2]	0.85%	0.85%
Distribution (12b-1) Fee[3]	0.25%	0.75%
Shareholder Services Fee[4]	0.25%	0.25%
Other Expenses[5]	3.28%	3.28%

Total Annual Fund Operating Expenses	4.63%	5.13%

1 Although not contractually obligated to do so, the adviser, distributor, shareholder services provider and administrator have voluntarily agreed to waive their fees and reimburse all Fund expenses for the fiscal year ending April 30, 2000. These are shown below along with the net expenses the Fund expects to actually pay for the fiscal year ending April 30, 2000.

Total Waiver and Reimbursement of Fund Expenses	4.63%	5.13%
Total Actual Annual Operating Expenses (after waiver and reimbursement)	0.00%	0.00%

For the fiscal period May 1, 2000 to April 30, 2001, the Annual Fund Operating Expenses are expected to be as follows:
Management Fee	0.85%	0.85%
Distribution (12b-1) Fee[3]	0.25%	0.75%
Shareholder Services Fee[4]	0.25%	0.25%
Other Expenses	0.82%	0.82%

Total Annual Fund Operating Expenses (before waivers)	2.17%	2.67%

Total Waiver and Reimbursement of Fund Expenses	0.50%	0.00%
Total Actual Annual Operating Expenses (after waivers)	1.67%	2.67%

2 The Adviser expects to voluntarily waive the management fee through April 30, 2000. The Adviser anticipates terminating this voluntary waiver on May 1, 2000. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending April 30, 2000.

3 The Fund's Class A Shares do not expect to pay or accrue the distribution (12b-1) fee during the fiscal years ending April 30, 2000 and April 30, 2001. If the Fund's Class A Shares were accruing or paying the distribution (12b-1) fee, they could pay up to 0.25% of the Fund's Class A Shares average daily net assets. See "How is the Fund Sold?"

4 The Fund's Class A Shares do not expect to pay or accrue the shareholder services fee during the fiscal years ending April 30, 2000 and April 30, 2001. If the Fund's Class A Shares were accruing or paying the shareholder services fee they could pay up to 0.25% of the Fund's Class A Shares average daily net assets. See "How is the Fund Sold?"

5 The administrator and Adviser expect to voluntarily waive fees and reimburse operating expenses through April 30, 2000. The administrator and Adviser anticipate terminating these voluntary waivers and reimbursements on May 1, 2000. Total other expenses paid by the Fund (after the anticipated voluntary waivers and reimbursements) are expected to be 0.00% for the fiscal year ending April 30, 2000.